INDEPENDENT  AUDITORS'  CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-2226 of SafeGuard Health Enterprises, Inc. on Form S-8 of our report dated March 21, 2001, appearing in this Annual Report on Form 10-K of SafeGuard Health Enterprises, Inc. for the year ended December 31, 2000.



DELOITTE  &  TOUCHE  llp

Costa  Mesa,  California
March  30,  2001


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